ROCHDALE INVESTMENT TRUST

May 25, 2006

Supplement to the Prospectus
Dated May 1, 2006

The following disclosure replaces the information under the heading “Frequent Trading or Market Timing” on page 32 of the Prospectus:

Frequent Trading or Market Timing
The Trust has imposed a 2% redemption fee with respect to redemption orders for shares of any Portfolio purchased within the previous 45 days. This policy is designed to deter short-term trading that can, as noted above under the heading “How to Sell Shares,” disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders. Additionally, the Trust has adopted policies and procedures that, together with procedures followed by the Trust’s transfer agent and principal underwriter, as designed to monitor and detect abusive short term trading practices.

As supplemented May 25, 2006

32